Exhibit 99.1

KORE Debuts on NYSE After Closing Merger with Cerberus Telecom Acquisition Corp.

•	KORE enables organizations to deploy, manage and scale their IoT applications across a variety of industries and use cases

•	Company begins next chapter with financial flexibility to drive organic and inorganic growth

•	Starting today, Company will trade under the ticker symbol “KORE”

ATLANTA, Oct. 1, 2021 /PRNewswire/ — KORE Group Holdings, Inc., (NYSE: KORE, KORE WS) (“KORE” or the “Company”), a global leader in Internet of Things (IoT) solutions and worldwide IoT Connectivity-as-a-Service (CaaS) announced that it will begin trading on the New York Stock Exchange today after completing the previously announced business combination between KORE Wireless Group, Inc. (“KORE Wireless”) and Cerberus Telecom Acquisition Corp. (NYSE: CTAC.U, CTAC, CTAC WS) (“CTAC”).

CTAC shareholders approved the transaction at a special meeting held on Sept. 29, 2021. Over 70 percent of CTAC ordinary shares, represented in person or by proxy at the CTAC special meeting, voted in favor of the business combination. The merger between CTAC and KORE was subsequently consummated on Sept. 30, 2021.

Founded nearly two decades ago, KORE has long been recognized as a pioneer and growth catalyst for the IoT industry. The Company enjoys a leadership position in the global IoT marketplace, which is expected to grow from 12 billion IoT devices at the end of 2020 to 75 billion devices by 2030.

“I am thrilled to celebrate this milestone on the KORE journey and reflect on how far we have come since we launched our transformation almost three years ago,” said KORE President and CEO Romil Bahl. “From the beginning of my tenure here, I have personally believed that becoming a public company was an important next step in the evolution of this great company and team – a step that will allow us to continue our goal of leading the industry as we enter the ‘decade of IoT.’ The natural attributes of our business, including the growth potential given the massive market tailwinds over the next decade, our revenue visibility, and recurring revenue, make for excellent public-company characteristics.”

Capital raised through the PIPE investment and CTAC initial public offering is being allocated to position KORE for future growth – from paying down debt and debt-like preferred equity, to placing cash on the balance sheet for mergers and acquisitions as well as future organic growth. Of note, former shareholders of KORE prior to the CTAC merger have rolled 100 percent of their common equity interests into the common stock of KORE Wireless, and several of the former preferred equity holders of KORE Wireless have elected to roll some of their proceeds into KORE common stock. Bahl said, “Going public gives us the opportunity to unleash shareholder value creation, including inorganic growth through accretive tuck-in acquisitions that add to the Company’s capabilities.”

Members of the KORE leadership team include public company executives with a track record of vision, strategy, leadership and execution. The Company’s well-established base of 3,600 customers worldwide, and its innovative IP and technology stack, provide a strong moat around its business. Additionally, its strong relationships with telecom carriers and other connectivity bearers globally give the Company’s IoT customers enhanced flexibility, reliability, and choice.

Tim Donahue, former Executive Chairman of Sprint Nextel and former CEO of CTAC, has become the Chairman of the KORE Board of Directors. “This is an incredible opportunity to participate in a publicly-listed, pure-play IoT company with significant runway,” Donahue said. “We have full confidence in the KORE management team’s ability to execute on their strategy to drive growth and sustained returns.”

KORE IoT technologies provide meaningful services to society and the planet. For example, the Company recently teamed with Australian-based SwoopAero to enable drones to deliver COVID-19 vaccines and other critical medical supplies to people in rural locales, such as Malawi, Democratic Republic of Congo, and the Shetland Islands of Scotland. Car Charged UK Ltd. recently selected KORE to help it provide eight million U.K. electric car owners without off-street parking access to more charging points nearer their homes.

About KORE

KORE is a pioneer, leader, and trusted advisor delivering mission-critical IoT solutions and services. We empower organizations of all sizes to improve operational and business results by simplifying the complexity of IoT. Our deep IoT knowledge and experience, global reach, purpose-built solutions, and deployment agility accelerate and materially impact our customers’ business outcomes. For more information, visit www.korewireless.com.

About CTAC

Prior to its merger with KORE, CTAC was a blank check company formed by an affiliate of Cerberus Capital Management, L.P. (“Cerberus”). CTAC was formerly led by CEO Tim Donahue, former Executive Chairman of Sprint Nextel and former CEO of Nextel Communications and was proud to have had the support of a distinguished advisory board comprised of senior executives and business leaders from the information and communications technology sector. For more information, visit www.cerberusacquisition.com.

About Cerberus

Founded in 1992, Cerberus is a global leader in alternative investing with approximately $55 billion in assets across complementary credit, private equity, and real estate strategies. Cerberus invests across the capital structure where its integrated investment platforms and proprietary operating capabilities create an edge to improve performance and drive long-term value. Cerberus’ tenured teams have experience working collaboratively across asset classes, sectors, and geographies to seek strong risk-adjusted returns for its investors. Cerberus has a dedicated focus on next-generation technologies and telecommunication solutions. Its team of technologists and network of advisors collaborate across its investment and operating platforms to identify opportunities and manage investments in critical IoT, edge computing, artificial intelligence, private wireless networks, network equipment, autonomy, aerospace, and ecosystem development. For more information about our people and platforms, visit Cerberus at www.cerberus.com.

Contacts

KORE

Media and Investors

Jean Creech Avent

Vice President, Investor Relations and Public Relations

jcreechavent@korewireless.com

+1 843-986-8229

Investors

Matt Glover and Alex Thompson

Gateway Group, Inc.

KORE@gatewayir.com

+1 949-574-3860

Cerberus Telecom Acquisition Corp. Media

media@cerberusacquisition.com

Investors

info@cerberusacquisition.com

FORWARD LOOKING STATEMENTS

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of

CTAC or KORE’s management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CTAC and/or KORE. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political, and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; risks related to the rollout of KORE’s business and the timing of expected business milestones; changes in the assumptions underlying KORE’s expectations regarding its future business; the effects of competition on KORE’s future business; and the outcome of judicial proceedings to which KORE is, or may become a party. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that KORE presently does not know or that KORE currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect KORE’s expectations, plans or forecasts of future events and views as of the date of this press release. KORE and CTAC anticipate that subsequent events and developments will cause these assessments to change. However, while KORE and/or CTAC may elect to update these forward-looking statements at some point in the future, each of KORE and CTAC specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing KORE’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SOURCE KORE Wireless